SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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PACIFIC FUNDS

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PACIFIC FUNDS
700 Newport Center Drive
Newport Beach, CA 92660
Thomas C. Sutton
Chairman of the Board
November 4, 2005
Dear Shareholder:
      We are pleased to enclose a Notice and Proxy Statement for the special meeting of the shareholders of each fund of Pacific Funds (the “Trust”).
      The meeting is scheduled to be held at 9 a.m. Pacific Time on December 9, 2005 at the offices of Pacific Life Insurance Company (“Pacific Life”), located at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the proxy statement and cast your vote.
      The purpose of the meeting is to seek your approval on two proposals. The following are the proposals for which shareholder approval is sought:

(1)	To elect four nominees to the Trust’s Board of Trustees (the “Board”); and

(2)	To change the investment goal of the PF Janus Growth LT Fund.
      The Board has concluded that both of the proposals included in the proxy statement are in the best interests of the Trust and its shareholders and recommends that shareholders vote in favor of each proposal for which they are eligible to vote. For your added convenience, there is a summary at the beginning of the proxy statement that briefly describes each proposal.
      We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton

PACIFIC FUNDS
700 Newport Center Drive
Newport Beach, CA 92660

Notice of Special Meeting of Shareholders
December 9, 2005

To the shareholders of Pacific Funds:
      A special meeting of the shareholders of the funds of Pacific Funds (the “Trust”) will be held on the 9th day of December, 2005 at 9 a.m. Pacific Time (the “Meeting”), at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, CA 92660, for the following purposes:

(1)	To elect four nominees to the Trust’s Board of Trustees (the “Board”). (This proposal applies to all shareholders).

(2)	To change the investment goal of the PF Janus Growth LT Fund to seek long-term growth of capital. (This proposal applies only to shareholders of the PF Janus Growth LT Fund).

(3)	To transact such other business as may properly come before the shareholder meeting or any adjournment thereof.
      The Board has fixed the close of business on October 14, 2005 as the record date for determining shareholders who are entitled to notice (“Notice”) of, and to vote at, the Meeting and any adjournment thereof.
      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly, vote telephonically by calling 1-866-235-4258 or vote on the Internet by logging onto https://vote.proxy-direct.com and following the online instructions. The enclosed proxy is being solicited by the Board.
      Please respond—your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet.

By Order of the Board of Trustees

Audrey L. Milfs, Secretary

Newport Beach, California
November 4, 2005

PROXY STATEMENT
PACIFIC FUNDS
700 Newport Center Drive
Newport Beach, California 92660
SPECIAL MEETING OF SHAREHOLDERS OF
PACIFIC FUNDS
December 9, 2005
SOLICITATION OF PROXIES ON BEHALF OF THE
BOARD OF TRUSTEES OF PACIFIC FUNDS
      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of Pacific Funds (the “Trust”) for use at a special meeting of shareholders of each of the Trust’s funds to be held at 9 a.m. Pacific Time on December 9, 2005 (the “Meeting”) at the offices of Pacific Life Insurance Company (“Pacific Life”), located at 700 Newport Center Drive, Newport Beach, CA 92660, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). This proxy statement will be first mailed to shareholders on or about November 5, 2005. The primary purpose of the Meeting as set forth in the attached Notice is for shareholders of the funds to consider and approve the following proposals effective January 1, 2006:

(1)	To elect four nominees to the Trust’s Board. (This proposal applies to all shareholders).

(2)	To change the investment goal of the PF Janus Growth LT Fund to seek long-term growth of capital. (This proposal applies only to shareholders of the PF Janus Growth LT Fund).

(3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

      As set forth in the attached Notice, shareholders will be asked to vote on two proposals at the Meeting. The following table shows the shareholders that are entitled to vote for each proposal.

Proposal 1	Shareholders of all funds
Proposal 2	Shareholders of the PF Janus Growth LT Fund

SUMMARY OF PROPOSALS
      While you should read the full text of this Proxy Statement, below is a brief summary of each proposal and how each will affect the Trust and the funds.
Proposal 1 (All shareholders)
      Under this proposal, the Board recommends that you elect four individuals to the Trust’s Board. The nominees are Frederick L. Blackmon, Gale K. Caruso, Nooruddin (“Rudy”) S. Veerjee, and G. Thomas Willis. If the slate of nominees is elected, as of January 1, 2006, the Board will consist of six Trustees, one of whom will be an “interested person” of the Trust because of his position with Pacific Life.
Proposal 2 (PF Janus Growth LT Fund shareholders)
      Under this proposal, the Board recommends that you approve an amendment to the investment goal of the PF Janus Growth LT Fund. Of the Trust’s 21 funds, 9 strive to achieve long-term growth of capital. This amendment is being proposed to conform the description of the investment goal of the PF Janus Growth LT Fund with these other funds by removing the reference to “in a manner consistent with the preservation of capital.”
      The Board recommends that you vote FOR each proposal for which you are eligible to vote.

PROPOSAL 1: ELECTION OF NOMINEES
TO THE BOARD OF TRUSTEES
      At the Meeting, shareholders will be asked to elect Frederick L. Blackmon, Gale K. Caruso, Nooruddin (“Rudy”) S. Veerjee and G. Thomas Willis to the Board. Messrs. Blackmon, Veerjee and Willis, each of whom meets the statutory requirement for independence under the Investment Company Act of 1940 (“Investment Company Act”), in that they are not “interested persons” of the Trust (an “Independent Trustee”), as that term is defined by Section 2(a)(19) of the Investment Company Act, were appointed to the Board by unanimous vote of the Board on September 12, 2005 and September 12, 2005, February 24, 2004, respectively, and are now being presented to shareholders for election. One new Independent Trustee nominee, Ms. Gale K. Caruso is proposed to be added to the Board effective January 1, 2006, to enable the Board to continue to have the representation of Independent Trustees with a diversity of backgrounds and talents. The Board is currently comprised of eight Trustees. By resolution dated October 7, 2005, the Board accepted the resignations of Trustees Nelson, Porter, and Richards effective December 31, 2005 and fixed the number of Trustees on the Board at six, effective January 1, 2006.
Election of New Independent Trustee Nominee
Gale K. Caruso
      Ms. Caruso, age 48, was nominated by unanimous vote of the Fund’s Board of Trustees as an Independent Trustee by written consent of the Board dated October 7, 2005. Ms. Caruso was President and Chief Executive Officer (“CEO”) of Zurich Life, a life insurance and annuity company, from 1999 to 2003 and has been retired since that time. From 1994 to 1999, Ms. Caruso was Chairman, President and CEO of Scudder Canada Investor Services, Ltd. Ms. Caruso is also a member of the Board of Directors of LandAmerica Financial Group, Inc. (a real estate transaction services company), a member of the Advisory Council to the Trust For Public Land — Maine, a member of the Advisory Board for The Journal of Risk Management, former member of the Board of the Illinois Life Insurance Council, and former member of the Board of Directors of Make-A-Wish Foundation of Northern Illinois. If elected, Ms. Caruso would begin to serve as a Trustee effective January 1, 2006.

      Ms. Caruso was appointed as an Independent Trustee by the Pacific Select Fund Board of Trustees effective January 1, 2006.
Election of Current Independent Trustee Nominees

G.	Thomas Willis
      Mr. Willis, age 63, was appointed to the Board on February 24, 2004 as an Independent Trustee, by unanimous vote of the Board. Mr. Willis is also a member of the Trust’s Policy and Nominating Committees and is Chairman of the Audit Committee. The Board has determined that Mr. Willis qualifies as an “audit committee financial expert,” as defined under the Securities and Exchange Commission’s (“SEC”) Regulation S-K, Item 401(h) and is currently serving in that capacity for Pacific Funds.
      Mr. Willis is also a Trustee of Pacific Select Fund (2003 to Present). Mr. Willis is a certified public accountant and has been retired since 2002. He is a retired partner of the accounting firm PricewaterhouseCoopers LLP, where he worked for 38 years (1964-2002), 26 of those as an audit partner. Mr. Willis was responsible for numerous financial services clients primarily operating in the investment management industry.
Frederick L. Blackmon
      Mr. Blackmon, age 53, was appointed to the Board on September 12, 2005 as an Independent Trustee by unanimous vote of the Fund’s Board of Trustees to serve effective September 13, 2005. Mr. Blackmon is also a member of the Trust’s Policy, Nominating and Audit Committees.
      Mr. Blackmon is also a Trustee of Pacific Select Fund (2005) and is currently a Director of Trustmark Insurance Company (2005 to Present). He is a former Executive Vice President (EVP) and Chief Financial Officer (CFO) of Zurich Life where he led its Finance, Investments, and Risk Management areas (1995 to 2003) and has been retired since that time. Prior to his service at Zurich Life, Mr. Blackmon was the EVP and CFO of Alexander Hamilton Life Insurance Company (subsidiary of Household International) (1989 to 1995) where he led its Finance, Investment, and Actuarial areas. Mr. Blackmon also served on the Board of Regents of Eastern Michigan University and the Board of Governors of Cranbrook Schools in Michigan.

Nooruddin (“Rudy”) S. Veerjee
      Mr. Veerjee, age 47, was appointed to the Board on September 12, 2005 as an Independent Trustee by unanimous vote of the Fund’s Board of Trustees to serve effective September 13, 2005. Mr. Veerjee is also a member of the Trust’s Policy, Nominating and Audit Committees.
      Mr. Veerjee is also a Trustee of Pacific Select Fund (2005). He has been retired since his position as President of Transamerica Insurance & Investment Group (1998-2000). Prior to that, he served as the President of Transamerica Asset Management (1994-1997), and as the Chairman and Chief Executive Officer of Transamerica Premier Funds (1995-2000). Mr. Veerjee also served on the Boards of various Transamerica Life companies (1994-2000).
Other Information
      Each of the current Trustees currently oversees 55 separate funds in the Fund complex, which is comprised of the Trust’s 21 funds and Pacific Select Fund’s 34 portfolios. All Trustees of the Trust can be contacted c/o Pacific Funds at 700 Newport Center Drive, Newport Beach, CA 92660.
      Information concerning the Trust’s Trustees, Trustee Nominees and Trust Officers may be found in Appendix A. If any nominee is not elected, the Board will consider what action is appropriate based upon the interests of the Trust and its shareholders. However, Messrs. Blackmon, Veerjee and Willis, each of whom is currently serving on the Board and who has been nominated for election in this proxy statement, may continue to serve as a Trustee notwithstanding the failure of shareholders to approve this proposal, until another election is held.
      All nominees were originally identified and recommended by the Nominating Committee. If the slate of nominees to the Board is elected by shareholders, as of January 1, 2006 the Board will consist of six Trustees, one of whom (Mr. Sutton) will be an Interested Trustee, and five of whom will be Independent Trustees. Messrs. Nelson, Porter and Richards have tendered their resignations from the Board, effective December 31, 2005, in accordance with the retirement policy of the Board. Each Trustee will serve on the Board until his/her successor has been duly elected and qualified or until the earlier of his/her resignation, removal, or retirement. The retirement policy, which may be amended by the unanimous approval of the Board without shareholder approval, provides generally that an Independent Trustee shall retire from the Board on or before December 31 of the year in which the Independent Trustee turns 72, except that with respect to Messrs. Nelson, Porter and Richards the policy provides that they shall retire on or before December 31 of the year in which they turn 75, which, for each of them, is December 31, 2005.
Trust Committees
      The standing committees of the Board are the Audit Committee, the Policy Committee, the Nominating Committee, and the Valuation Committee. The Audit Committee, the Policy Committee, and the Nominating Committee are composed entirely of Independent Trustees. The Valuation Committee consists of any two or more Trustees, at least one of whom is an Independent Trustee. The two or more Trustees who serve as members of the Valuation Committee may vary from meeting to meeting.

Audit Committee
      The current members of the Audit Committee include each Independent Trustee of Pacific Funds. It is anticipated that if elected to the Board, Ms. Caruso will also be appointed to the Audit Committee. The Audit Committee Charter, which is attached hereto as Appendix B, states that the Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust, reviewing with the independent registered public accounting firm the results of the annual audits of the Trust’s financial statements and the accounting and financial controls of the Trust, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Trust’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee.

Policy Committee
      The current members of the Policy Committee include each Independent Trustee of Pacific Funds. It is anticipated that if elected to the Board, Ms. Caruso will also be appointed to the Policy Committee. The Policy Committee’s primary responsibility is to provide a forum for its members to meet and deliberate on certain matters to be presented to the full Board for their review and/or consideration for approval at the Trust’s Board Meetings. Mr. Richards currently serves as Chairman of the Policy Committee. Mr. Veerjee will succeed Mr. Richards as Chairman of the Policy Committee effective January 1, 2006.

Nominating Committee
      The current members of the Nominating Committee include each Independent Trustee of Pacific Funds. It is anticipated that if elected to the Board, Ms. Caruso will also be appointed to the Nominating Committee. The Nominating Committee is responsible for screening and nominating candidates for election to the Board as Independent Trustees of the Trust. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Appendix C. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including, without limitation, the shareholders of the Trust. Shareholders can make recommendations for nominating an Independent Trustee by sending correspondence to the Nominating Committee c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660. Mr. Lyman Porter currently serves as Chairman of the Nominating Committee. Ms. Moore will succeed Mr. Porter as Chairperson effective January 1, 2006.
      In considering candidates for selection or nomination to the Board, the Nominating Committee expects to seek referrals from a variety of sources, including current Trustees, the investment adviser of the Trust and counsel to the Trust and to the Independent Trustees. In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including a candidate’s education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the candidate’s other business and professional activities, and other factors that may be deemed relevant by the Nominating Committee.

Valuation Committee
      The Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s Valuation Procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the investment adviser of the Trust (“Pacific Life”) or a Manager of a fund on behalf of the Board, as specified in the Trust’s Valuation Procedures adopted by the Board.
Board and Committee Meetings in Fiscal Year Ended March 31, 2005
      During the fiscal year ended March 31, 2005, there were five meetings of the Board, six meetings of the Policy Committee, three meetings of the Audit Committee, and no meetings of the Nominating Committee and Valuation Committee. Each of the Independent Trustees then in office attended all of the Board meetings held. There was also 100% attendance at all committee meetings.
Trustee Compensation
      For their services for the fiscal year ended March 31, 2005, the Trust paid to each Independent Trustee an annual retainer of $10,000 payable quarterly (pro rata for a portion of the year), a fee of $1,500 for each Board meeting attended and a fee of $1,000 for each Policy, Audit and Nominating Committee meeting attended. Additionally, the chairman of each committee receives an additional annual fee of $2,000 for the Audit and Policy Committees and $1,000 for the Nominating Committee. The following table sets forth the compensation paid or owed to the Trustees for their services to the Trust during the Trust’s fiscal year ended March 31, 2005. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred in the execution of their duties.

			Pension or
			Retirement		Total
			Benefits	Estimated	Compensation
	Aggregate		Accrued as	Annual	From the
	Compensation		Part of	Benefits	Fund
	From the		the Trust’s	Upon	Complex Paid
Name of Trustee[1]	Trust		Expenses	Retirement	to Trustees[2]

Lucie H. Moore	$23,000		$0	$0	$118,000
Richard L. Nelson	$24,500		$0	$0	$123,500
Lyman W. Porter	$24,000		$0	$0	$24,000
Alan Richards	$25,000	[3]	$0	$0	$57,500
G. Thomas Willis	$23,500		$0	$0	$118,500

[1]	The information in this chart for Pacific Select Fund and Pacific Funds is as of December 31, 2004 and March 31, 2005, respectively, and thus excludes Frederick L. Blackmon and Nooruddin “Rudy” S. Veerjee, who became Independent Trustees of Pacific Select Fund effective January 1, 2005 and Pacific Funds effective September 13, 2005.

[2]	Compensation paid by the Trust and Pacific Select Fund (together the “Fund Complex”) is for the fiscal years ended March 31, 2005 and December 31, 2004, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[3]	Mr. Richards elected to defer $17,500 of this amount.
Beneficial Interest of Trustees and Trustee Nominees
      As of October 14, 2005 the Trustees or nominees held directly or indirectly shares of the Trust, other investment companies of the Pacific Life Fund Complex, or had interests in a deferred compensation plan which interests mirror the returns of certain funds of Pacific Funds. The table below shows: (i) the dollar range of equity securities owned by each Trustee or nominee (or in which the Trustee or nominee has an indirect beneficial interest in Pacific Select Fund through ownership of a variable contract) as of October 14, 2005 in the funds of the Trust and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee or nominee within the Fund Complex. Amounts of deferred compensation are included in footnote 1 of the table below.

Aggregate Dollar Range
of Equity Securities in
All Registered Investment
Companies Overseen by
	Dollar Range of Equity	Trustee in the Family of
Name of Trustee	Securities in Pacific Funds[1]	Investment Companies[1,2]

Thomas C. Sutton[3]	None	Over $100,000
Frederick L. Blackmon	None	None
Gale K. Caruso	None	None
Lucie H. Moore	None	None
Richard L. Nelson	$1-$10,000 PF Lazard International Value Fund PF MFS International Large-Cap Fund PF Salmon Brothers Large-Cap Value Fund	$10,001-$50,000
Lyman W. Porter	None	$10,001-$50,000
Alan Richards	$1-$10,000 PF AIM Aggressive Growth Fund PF MFS International Large-Cap Fund PF Salmon Brothers Large-Cap Value Fund PF Van Kampen Comstock Fund Over $100,000 PF PIMCO Inflation Managed Fund	Over $100,000
Nooruddin (“Rudy”) S. Veerjee	None	None
G. Thomas Willis	None	None

[1]	Deferred compensation is not included. A Trustee who defers compensation from Pacific Select Fund and/or from Pacific Funds has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations with respect to both funds as of October 14, 2005: Lucie H. Moore — over $100,000; Richard L. Nelson — over $100,000; Lyman W. Porter — over $100,000; Alan Richards — over $100,000; and Nooruddin (“Rudy”) S. Veerjee $10,001 — $50,000.

[2]	The family of investment companies includes Pacific Funds and Pacific Select Fund.

[3]	Thomas C. Sutton is an Interested Person of the Trust because of his positions with Pacific Life.

     As of October 14, 2005, the Trustees, Trustee nominees, and officers of the Fund each beneficially owned less than 1% of the outstanding shares of any class of shares of a fund.
Accounting Matters
      The Board (including a majority of the Independent Trustees) has selected Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2006. It is not expected that representatives of Deloitte will be in attendance at the Meeting.
Change in Principal Independent Accountants
      On June 6, 2003, the Trust engaged Deloitte as its principal independent registered public accountant, replacing its prior principal independent accountant, Ernst & Young LLP (“E&Y”). The decision to change principal independent registered public accounts was approved by the Audit Committee and by the Board of Trustees.
      E&Y did not report on the financial statements of the Trust for either of the two most recent fiscal years. From April 1, 2003 to June 6, 2003, there were no disagreements with E&Y’s procedures which disagreement(s), if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement(s) in connection with its report, had E&Y been engaged to report on such period. From April 1, 2003 to June 6, 2003, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
      Prior to its engagement of Deloitte, the Trust did not consult with Deloitte regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered by Deloitte on the Trust’s financial statements, any matter which was the subject of any “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K or any matter which was a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.
Audit Committee Report
      The Audit Committee of the Board normally meets at least twice during each fiscal year with the Trust’s Treasurer and representatives of the independent registered public accounting firm in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. The members of the Trust’s Audit Committee are the following Independent Trustees: Ms. Moore and Messrs. Blackmon, Nelson, Porter, Richards, Veerjee and Willis. These members are not professionally engaged in the practice of auditing or accounting. The Board has determined that Mr. Willis, who is an Independent Trustee, qualifies as an “audit committee financial expert,” as defined under the SEC’s Regulation S-K, Item 401(h).
      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Trust. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. Further, the Audit Committee has considered whether the provision by the Trust’s independent registered public accounting firm of non-audit services to the Trust, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Trust, if any, is compatible with maintaining the independent registered public accounting firm’s independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent registered public accounting firm the independence of the independent registered public accounting firm.
      Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of the Trust that the audited financial statements of the Trust be included in the Trust’s annual report to shareholders for the year ended March 31, 2005.

      Deloitte billed the Trust the following aggregate fees for the Trust’s fiscal years ended March 31, 2004 and March 31, 2005:

		Audit-Related		All Other
Fiscal Year	Audit Fees	Fees	Tax Fees	Fees

2005	$163,000	$0	$66,700	$0
2004	$157,500	$0	$0	$0
      Deloitte did not bill the Trust for any non-audit fees for fiscal years ended March 31, 2004 and March 31, 2005 other than tax fees.
      Deloitte billed the Trust and Pacific Life aggregate non-audit fees of $76,700 for tax return review for the year ended March 31, 2005 and $108,038 for excise tax review the year ended March 31, 2004. Other than those fees, Deloitte did not provide any non-audit services to any entity controlling, controlled by or under common control with Pacific Life that provides ongoing services to the Trust.
      The Audit Committee is required to pre-approve all audit and non-audit services provided by Deloitte or any independent registered public accounting firm engaged by the Trust and any non-audit or audit-related services provided to its service affiliates which have an impact on the Trust in accordance with certain pre-approval policies and procedures. The Audit Committee pre-approves the selection of the independent registered public accounting firm for each fiscal year, and recommends the selection to the Board. The engagement of such firm must be approved by the Board, including a majority of the Trust’s Independent Trustees. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Trust and permissible non-audit services for the Trust’s service affiliates on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Trust’s independent registered public accounting firm, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent registered public accounting firm and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Financial Information Systems Design and Implementation Fees
      During the fiscal year ended March 31, 2005, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Trust, Pacific Life or entities controlling, controlled by or under common control with Pacific Life that provide services to the Trust.
      The Audit Committee of the Board has considered the nature of the non-audit services rendered by Deloitte and does not consider them incompatible with Deloitte’s independence.
Required Vote and Recommendation of the Board of Trustees
      A plurality, meaning more votes “for” than “against”, but not requiring a majority, of the votes cast at the Meeting is required to elect a Trustee. The Trust’s shares do not have cumulative voting rights.
      If approved by shareholders, this proposal will take effect on January 1, 2006.
      The Board unanimously recommends that shareholders vote FOR the election of the nominees to the Board.

PROPOSAL 2: AMENDMENT TO THE INVESTMENT GOAL OF
THE PF JANUS GROWTH LT FUND
      The Board is recommending that shareholders of the PF Janus Growth LT Fund approve an amendment to the investment goal of the PF Janus Growth LT Fund. Since the PF Janus Growth LT Fund’s investment goal is a fundamental policy, it may be amended only by shareholder vote. The proposed change to the PF Janus Growth LT Fund’s investment goal is provided in the table below:

Existing Investment Goal of the	Proposed Investment Goal of the
PF Janus Growth LT Fund	PF Janus Growth LT Fund

This fund seeks long-term growth of capital in a manner consistent with the preservation of capital.	This fund seeks long-term growth of capital.
      Of the Trust’s twenty-one funds, nine strive to achieve long-term growth of capital. This amendment is being proposed to conform the description of the investment goal of the PF Janus Growth LT Fund with these other funds by removing the reference to “in a manner consistent with the preservation of capital”.
      Currently, there is nothing unique about the investment strategy of the PF Janus Growth LT Fund that warrants a statement of its investment goal different from that of the other funds that have long-term growth of capital as their goal. Like all other such funds of the Trust, the PF Janus Growth LT Fund mainly invests in equity securities because, unlike most fixed-income securities, equity securities have historically offered the potential for greater long-term growth. Since the concept of “in a manner consistent with the preservation of capital” may lend itself more readily to the investment goals of those funds that invest in fixed income securities rather than equity securities, that reference is proposed to be removed from the language of the investment goal of the PF Janus Growth LT Fund.
      If shareholders approve this amendment, the proposed investment goal of the PF Janus Growth LT Fund will remain a fundamental investment policy of the fund and will not be further amended without shareholder approval. Although technically the amendment of the fund’s investment goal to eliminate the preservation of capital requirement could result in more speculative investing, it is not anticipated that the proposed amendment to the investment goal of the PF Janus Growth LT Fund will result in a material change in the way the fund is managed.
Required Vote and Recommendation of the Board of Trustees
      The affirmative vote of a majority of the fund’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the amendment to the fund’s investment goal. The Investment Company Act defines a vote of a majority of a funds’ outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the Meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. Only shareholders of the PF Janus Growth LT Fund will be entitled to vote on this proposal.
      If approved by shareholders, this proposal will take effect on January 1, 2006.
      The Board unanimously recommends that shareholders vote FOR the amendment to the PF Janus Growth LT Fund’s investment goal.

OTHER MATTERS
Other Matters
      The Board knows of no other business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.
Voting Information
      The vote required to approve a proposal is set forth at the end of the description of that proposal.
Pacific Funds 529 Plan Accounts
      Shares attributable to the 529 plan accounts have equal rights and privileges with all other shares of the funds, which entitle their holders to one vote per share in his or her or the trust’s name, as applicable, with proportional voting for fractional shares. Shares attributable to the 529 plans do not have cumulative voting rights.
      For the Arizona Pacific Funds 529 Plan accounts, the shareholder of record is the Arizona Family College Savings Program Trust Fund. The Arizona Commission for Postsecondary Education (the Commission) serves as sole Trustee of the trust, and as trustee is authorized to act on behalf of the trust. A proxy statement will be sent to the Commission for purposes of providing voting instructions to Pacific Funds on behalf of the shares held by the trust. In accordance with the terms of the Account Owner Agreement, account owners are not shareholders in any of the Pacific Funds underlying the investment options in the Arizona Pacific Funds 529 Plan. As such the Pacific Funds 529 Plan (AZ) account owners do not have any rights of shareholders, such as voting rights.
      For the Montana Pacific Funds 529 Plan accounts opened prior to October 1, 2005, account owners are considered shareholders and will be sent a proxy statement for purposes of providing voting instructions to Pacific Funds on behalf of the shares held by his or her Pacific Funds 529 Plan (MT) account.

      For the Montana Pacific Funds 529 Plan accounts opened on or after October 1, 2005 (New Montana Accounts), the shareholder of record is the Montana Family Education Savings Trust. The Montana Board of Regents of Higher Education (“BOR”) serves as sole trustee of the trust, and as trustee is authorized to act on behalf of the trust. In accordance with rules adopted by the BOR with respect to voting instructions, the BOR as trustee, without any formal action, shall vote shares or interests of each investment account on each matter subject to vote: (a) if timely voting instructions have been received from the account owner, in accordance with voting instructions received by Pacific Funds from the applicable account owner; and (b) if timely instructions have not been received from the account owner, in the same proportion as it votes the shares for which Pacific Funds has received voting instructions. The shares shall also be voted as present for purposes of determining a quorum. Notwithstanding the above, the trustee by formal action of the BOR, may exercise its voting rights in any manner that it concludes is consistent with its fiduciary duties. The proxy statements will be sent to New Montana Account owners in order to obtain voting instructions.
General Voting Information
      As of the close of business on October 14, 2005, the record date, there were 114,392,588.54 outstanding shares of the Trust and 2,334,659.25 outstanding shares of the PF Janus Growth LT Fund. Appendix D provides (i) a list of outstanding shares of each fund (ii) a list of each Fund where Pacific Life owns 25% or more of the outstanding voting securities, and (iii) a list of each holder of 5% or more of any class of the outstanding shares of each fund. Pacific Life’s shares of all of the funds have equal rights and privileges with all other shares of the funds, which entitle their holders to one vote per share in his or her name, with proportional voting for fractional shares.
      The Portfolio Optimization Funds, in their capacity as a shareholder, will vote their shares in the same proportion as the vote of all other shareholders with respect to each matter, unless the Board authorizes Pacific Life, on behalf of the Portfolio Optimization Funds, to vote in some other manner. Accordingly, with respect to Proposal 1 (election of Trustees), it is anticipated that the Portfolio Optimization Funds will vote in proportion to the vote of all other shareholders of the Trust voting as a whole. With respect to Proposal 2 (amendment of investment goal of PF

Janus Growth LT Fund), it is anticipated that the Portfolio Optimization Funds will vote in proportion to the vote of all other shareholders of the PF Janus Growth LT Fund.
      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting. Shares represented by timely and properly executed voting instructions will be voted as specified. Executed voting instructions that are unmarked will be voted in favor of the proposals set forth in the Notice.
      A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention (Marking “Withhold” on Proposal 1 or “Abstain” on Proposal 2) on any proposal by a shareholder will be counted for purposes of establishing a quorum, but does not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” with respect to Proposal 1, and has the same effect as a negative vote (i.e. “against”) with respect to Proposal 2. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions. Pursuant to the rules and policies of the New York Stock Exchange (“NYSE”), members of the NYSE may vote on Proposal 1 without instructions from beneficial owners of the Trust’s shares, but may not vote on Proposal 2 without instructions from beneficial owners.
      The presence in person or by proxy of 33 1/3% of the shares of the Trust entitled to vote on each matter presented herein shall constitute a quorum with respect to that matter. Abstentions and broker non-votes will be treated as shares that are “present” for purposes of determining a quorum. In the event that a quorum is not present with respect to a proposal or a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares present in person or by proxy at the Meeting and entitled to vote. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of adjournment with respect to a proposal. If a quorum is present with respect to a proposal but insufficient votes to approve that proposal have been received, the persons named as proxies will vote in favor of such adjournment with respect to the proposal those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment with respect to the proposal those proxies required to be voted against the proposal. Abstentions and broker non-votes will be disregarded for purposes of voting on an adjournment. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.
      Shareholders may vote by written ballot, by telephone or online by following the instructions on the Voting Instructions Form accompanying this Proxy Statement.
Shareholder Communication with the Board
      Shareholders may address correspondence that relates to the Trust to the Board as a whole or to individual Trustees and send such correspondence to the Trust’s Secretary at the Trust’s principal executive office: c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.
Information about Pacific Life
      Pacific Life serves as the investment adviser of each fund. Pacific Life is a stock life insurance company domiciled in Nebraska. Along with subsidiaries and affiliates, Pacific Life provides life insurance products, individual annuities and mutual funds, and offers to individuals, businesses, and pension plans a variety of investment products and services. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660. As of the end of 2004, Pacific Life had over $175 billion of individual life insurance in force and total admitted assets of $77.1 billion. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York.

      Pacific Life was organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reorganized as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific Life Corporation, a holding company which is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.
Information about the Distributor
      Pacific Select Distributors, Inc. (“PSD”), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Life, serves as the Trust’s distributor pursuant to a Distribution Agreement with the Trust. PSD is not obligated to sell any specific amount of Trust shares.
Other Service Providers
      PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent, registrar and dividend disbursing agent of the Trust, and provides certain administrative services to the Trust.
      PFPC Trust Company provides asset custody services to the Trust.
Expenses of the Meeting
      The Trust will pay for the cost of the Meeting and any adjournment thereof, the preparation, printing and mailing of the enclosed Voting Instructions, Notice of Special Meeting of Shareholders, and this Proxy Statement, and all other costs incurred in connection with the solicitation of Voting Instructions.
Proposals for Future Shareholder Meetings
      The Trust does not intend to hold shareholder meetings each year, but meetings may be called by the Board from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Trust in writing at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement, must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the Meeting. If a shareholder fails to give timely notice, then the persons or entities named as proxies in the proxy solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
Legal Proceedings
      There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Trust’s business, to which any Trustee, or nominee, or affiliated person of such Trustee or nominee is a party adverse to the Trust or any of its affiliated persons or has a material interest adverse to the Trust or any of its affiliated persons.
Shareholder Reports
      An audited annual report for the Trust dated March 31, 2005 was filed with the SEC on June 3, 2005 and is available along with the most recent semi-annual report without charge upon request by calling 1-800-722-2333; or by writing the Trust at Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768 or by visiting the website at www.Pacificlife.com.
      PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTIONS. YOU MAY DO SO EITHER TELEPHONICALLY BY CALLING 1-866-235-4258, BY MAILING THE VOTING INSTRUCTION/ PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED, OR ONLINE AT HTTPS://VOTE.PROXY-DIRECT.COM. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY 8:00 A.M. EASTERN TIME ON DECEMBER 9, 2005 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED. IF YOU VOTE BY TELEPHONE OR ON THE WEBSITE, ONLY VOTES CAST BY 8:00 A.M. EASTERN TIME ON DECEMBER 9, 2005 WILL BE COUNTED.

By Order of the Board

Audrey L. Milfs, Secretary

APPENDIX A
TRUSTEES, TRUSTEE NOMINEES AND OFFICERS OF THE TRUST

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee	Since 2001	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life. (1965 to present)	55	Chairman of the Board and Trustee, Pacific Select Fund; Director of The Irvine Company (Real Estate) Director; Edison International (Utilities)
Frederick L. Blackmon Year of birth 1952	Trustee	Since 2005	Former Executive Vice President (EVP) and Chief Financial Officer (CFO) of Zurich Life (1995 to 2003) and has been retired since that time, EVP and CFO of Alexander Hamilton Life Insurance Company (Subsidiary of Household International) (1989 to 1995); Former member, Board of Regents, Eastern Michigan University; and Former member, Board of Governors, of Cranbrook Schools.	55	Trustee Pacific Select Fund; Director, Trustmark Insurance Company

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or		Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for		Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director		Nominee for Director

Gale K. Caruso Year of birth 1957	None	None	Former President and CEO of Zurich Life (1999 to 2003) and has been retired since that time; Former Chairman, President and CEO of Scudder Canada Investor Services, Ltd.; Member of the Board of Directors of LandAmerica Financial Group, Inc.; Member of the Advisory council the Trust For Public Land — Maine; Member of Advisory Board for The Journal of Risk Management.	0	**	Trustee Pacific Select Fund; Member of the Board of Directors of LandAmerica Financial Group, Inc.
Lucie H. Moore Year of birth 1956	Trustee	Since 2001	Chairman of the Development Committee of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	55		Trustee Pacific Select Fund

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

Richard L. Nelson Year of birth 1930	Trustee	Since 2001	Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	55	Trustee Pacific Select Fund
Lyman W. Porter Year of birth 1930	Trustee	Since 2001	Professor Emeritus of Management in the Merage School of Business at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	55	Trustee Pacific Select Fund

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

Alan Richards Year of birth 1930	Trustee	Since 2001	Chairman and Co-owner of NETirement.com, Inc. (Retirement Planning Software); Chairman and Co- owner of IBIS Capital, LLC (Financial); Member of the Advisory Board of Lease & Financial International Inc. (Insurance); Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial); and Former Chairman and CEO (1986) of E.F. Hutton Life Insurance Company.	55	Trustee Pacific Select Fund
Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee	Since 2005	Former President of Transamerica Insurance & Investment Group (1998-2000) and has been retired since that time; Former President of Transamerica Asset Management (1994-1997); Former Chairman and Chief Executive Officer (1995-2000) of Transamerica Premier Funds (Mutual Fund); Former Director of various Transamerica Life companies (1994-2000).	55	Trustee Pacific Select Fund

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

G. Thomas Willis Year of birth 1942	Trustee	Since 2004	Certified Public Accountant; Retired Audit Partner (1976-2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since 2002.	55	Trustee Pacific Select Fund
James T. Morris Year of birth 1960	Executive Vice President	Since 2005	Chief Insurance Officer (2005 to present) and Executive Vice President (2002 to present), Senior Vice President (1996 to 2002), Vice President (1990 to 1996) of Pacific Life Insurance Company; Chief Insurance Officer (2005 to present) and Executive Vice President (2002 to present), Senior Vice President (1999 to 2002) of Pacific Life & Annuity Company; Executive Vice President and Chief Insurance Officer (2005 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; and Executive Vice President (2005 to present) of Pacific Select Fund.	55

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

Robin S. Yonis Year of birth 1954	Vice President and General Counsel	Since 2001	Vice President and Investment Counsel of Pacific Life and Pacific Life and Annuity (4/04 to present); Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life and (8/99 to 4/04) of Pacific Life and Annuity; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	55	.
Brian D. Klemens Year of birth 1956	Vice President and Treasurer	Since 2001	Vice President and Treasurer (12/98 to present); and Vice President and Treasurer of Pacific Select Fund, Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life.	55

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer	Since 2004	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, and (6/04 to present) of Pacific Select Fund.	55
Laurene E. MacElwee Year of birth 1966	Vice President and Assistant Secretary	Since 2005	Assistant Vice President (4/02 to present) of Pacific Life; Assistant Vice President and Assistant Secretary of Pacific Select Fund (4/05 to present).	55

				Number of Funds
				in Fund Complex
		Term of		Overseen by
	Position(s)	Office and		Director or	Other Directorships
Name, Address*, and	Held	Length of	Principal Occupation(s)	Nominee for	Held by Director or
Year of Birth	with Fund	Time Served	During Past 5 Years	Director	Nominee for Director

Katayoun Mobedshahi Year of birth 1972	Vice President and Assistant Secretary	Since 2005	Assistant Vice President and Investment Counsel of Pacific Life (2/05 to present); Associate, Stradley Ronon Stevens & Young, LLP (5/03 to 2/05); Senior Counsel, Securities & Exchange Commission (4/01 to 5/03); Associate General Counsel, North American Securities Administrators Association (NASAA) (10/98 to 4/01). Assistant Vice President and Assistant Secretary of Pacific Select Fund (4/05 to present);	55
Audrey L. Milfs Year of birth 1945	Secretary	Since 2001	Director, Vice President and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Select Fund.	55

*	Address for each of the above persons is:
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660

**	Appointed to serve as Trustee of Pacific Select Fund overseeing 34 Portfolios effective 1/1/06.

APPENDIX B
PACIFIC SELECT FUND
AND
PACIFIC FUNDS
JOINT AUDIT COMMITTEE CHARTER
(Adopted June 2003, as amended April 4, 2005)
      Each of the respective Boards of Trustees (a “Board”) of the Pacific Select Fund and the Pacific Funds (each, a “Trust” or the “Funds”), shall have an Audit Committee (the “Audit Committee”).(1)

I.	Statement of Purpose and Function
      The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Trustees and the Audit Committee.
      The purposes of the Audit Committee are to:

•	assist the Board in its oversight of the Trust’s accounting and financial reporting policies and practices by reviewing disclosures made to the Audit Committee by the Trust’s certifying officers and Auditor about any significant deficiency in, or material change in the operation of, the Trust’s internal controls or material weaknesses therein, and any fraud involving the Adviser or any employees or other persons who have a significant role in the Trust’s internal controls;

•	assist the Board in its oversight of the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

1	All references to the Trust are deemed to apply to the Pacific Select Funds and the Pacific Funds. All references to the Board are deemed to apply to the Board of Trustees of each Trust. All references to the Fund or Funds are deemed to apply to all of the Funds of the Trusts. All references to the Audit Committee are deemed to apply to the Audit Committee of each of the Boards. All references to the Adviser are limited to Pacific Life Insurance Company and those of its affiliates that provide services to the Trusts.

•	select, oversee and approve the compensation of the Trust’s independent auditor (the “Auditor”) and to act as liaison between the Auditor and the full Board of Trustees; and

•	assist the Board in its oversight of compliance with legal and regulatory requirements by the Trust.
      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

II.	Committee Composition
      The Audit Committee shall be comprised of at least three Trustees, all of whom shall be Independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended, and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Audit Committee members). Each member shall be appointed by the full Board, and a majority of the Independent Trustees of the Board also shall approve each appointment.
      The Board shall designate one member as Audit Committee Chairman.
      Members of the Committee shall be encouraged to take steps that would augment their general knowledge in financial and auditing matters as they pertain to the Trust.

      The Audit Committee shall consider whether one or more members of the Audit Committee is an “audit committee financial expert,”(2)as such term is defined by the Securities and Exchange Commission, and whether any such expert is “independent.”(3) The Audit Committee shall report the results of its deliberations to the Board for further action as appropriate, including, but not limited to, a determination by the Board that the Audit Committee membership includes or does not include one or more “Audit Committee financial experts” and any related disclosure to be made concerning this matter.

III.	Meetings, Duties and Responsibilities
      The Audit Committee shall meet as necessary throughout the year. Meetings may be in person or by other means that permit the participants to communicate with each other. Participation by a majority of the Audit Committee members shall constitute a quorum. The Audit Committee shall meet with the Auditor and Chief Compliance Officer in separate executive sessions at the end of each meeting. The Audit Committee shall meet with finance and other personnel of the Trust and the Adviser as necessary and appropriate to fulfill the Committee’s oversight role.
      The Audit Committee Chairman shall report to the Board on the results of the Audit Committee’s reviews and shall make such recommendations to the Board as the Audit Committee deems appropriate.
      The Audit Committee shall have unrestricted access to the Auditor and the Trust’s administrator.

2	Notwithstanding any such identification, each member of the Audit Committee is expected to contribute significantly to the work of the Committee. Moreover, identification as an “audit committee financial expert” will not increase the duties, obligations or liability of the identified person as compared to the duties, obligations and liability imposed on that person as a member of the Audit Committee and of the Board.

3	For purposes of this finding of independence only, in order to be considered “independent,” any such expert must not only be independent for purposes of the Investment Company Act but also must satisfy the additional requirement that he or she may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust.

      To carry out its purposes, the Audit Committee shall have the following duties and powers (such listing is not intended to limit the authority of the Audit Committee in achieving its purposes):
      1.     Selection of Auditor and Approval of Fees.
      (a)     The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.
      (b)     The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth below. The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.
      2.     Meetings with Auditor. The Audit Committee shall meet with the Auditor prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Committee shall deem necessary or appropriate. The Audit Committee shall ensure that the Auditor reports directly to the Audit Committee. The Audit Committee shall request the Auditor to report at least annually concerning the following and other pertinent matters:

(a) the arrangements for and scope of the annual audit and any special audits;

(b) all critical accounting policies and practices to be followed;

(c) any matters of concern relating to the Trust’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;

(e) all non-audit services provided to any entity in the “Investment Company Complex“(4) that were not pre-approved by the Audit Committee;

(f) the amount of all fees received by the Auditor for providing services of any type to the Adviser and any affiliate controlled by the Adviser, and confirmation that the Auditor has not provided any prohibited non-audit services;

(g) the Auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and responses thereto by the Trust’s officers, the Adviser and administrator, as well as other personnel;

(h) confirmation of the form of written opinion the Auditor proposes to render to the Board and shareholders of the Trust; and discussion or reporting on the general nature of the disclosures to be made in Form N-CSR;

(i) the adequacy and effectiveness of relevant accounting internal controls and procedures and the quality of the staff implementing those controls and procedures;

(j) periodic reports concerning relevant regulatory changes and new accounting pronouncements that significantly affect the value of the Funds’ assets and their financial reporting;

(k) disclosures to the Auditor and the Audit Committee by the Trust’s chief executive or chief financial officer of (i) any material weaknesses in internal controls, (ii) any significant deficiencies in the design or operation of internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data, (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the

4	“Investment Company Complex” means the Pacific Select Fund Portfolios, the Pacific Funds, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

Funds’ internal controls, and (iv) any other matters that could jeopardize a Trust’s ability to file its financial statements with the Securities and Exchange Commission or the certifying officers’ ability to certify a Trust’s N-CSR;

(l) confirmation that the Auditor is in compliance with the audit partner rotation requirements applicable to the engagement with the Trust; and

(m) the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
      In order to ensure that the Audit Committee has had an opportunity to review the Auditor’s report and other required communications relating to the annual audit of the Trust’s financial statements prior to the date the audited financial statements are filed with the Securities & Exchange Commission and released to the public (i.e., within 60 days following the end of the Trust’s fiscal year), the Audit Committee shall either meet with the Auditor or, in lieu of a meeting, require the Auditor to deliver a written report to the Audit Committee concerning these matters prior to the date the audited financial statements are filed with the Securities & Exchange Commission and released to the public.
      3.     Change in Accounting Principles.
      The Audit Committee shall consider the effect upon the Trust of any changes in accounting principles or practices proposed by the Auditor or the Trust’s officers.
      4.     Evaluation of Audit Related Services and Permissible Non-Audit Services
      The Audit Committee shall evaluate all audit related services performed or to be performed by the Auditor for the Trust. The Audit Committee shall also evaluate all permissible non-audit services performed or to be performed by the Auditor for the Trust or (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust, if the nature of the services provided relate directly to the operations or financial reporting of the Trust, to ensure that such services do not impair the independence of the Auditor. Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor.
      5.     Pre-Approval of Auditor Services.
      (a)     Pre-Approval Requirements for Services to Trust. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
      (b)     Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Trust.
      Application of De Minimis Exception: The De Minimis exceptions set forth above under Section 5(a) apply to pre-approvals under this Section (b) as well, except that the “total amount of revenues” calculation for Section 5(b) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).
      6.     Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that the Auditor who is performing the audit for the Trust is not performing contemporaneously (during the audit and professional engagement period) any impermissible non-audit services for the Trust (includes both Trusts) or the Adviser (See [Section III.2(f))].
      7.     Complaint Procedures. The Audit Committee shall establish procedures for receipt, retention and investigation of complaints related to financial reporting, accounting, internal accounting controls or auditing matters and the confidential submission by employees of the Adviser regarding questionable accounting or auditing matters, and discuss complaints received and action taken with the Chief Compliance Officer and/or management of the Adviser.
      8.     Compliance and Regulatory Oversight. The Audit Committee shall receive periodic reports from the Chief Compliance Officer regarding the work performed and results obtained in determining that the Trust, the Adviser, and the Trust’s service providers are in compliance with all applicable federal securities laws and regulations. The Audit Committee shall receive, on behalf of the Board, the CCO’s annual report on the Fund’s compliance with federal securities laws and regulations. The Audit Committee shall recommend to the Board the appointment and termination of the Chief Compliance Officer of the Trust. The Committee shall, at least annually, review and concur with the performance appraisal and compensation of the Chief Compliance Officer.

      9.     Reporting. The Audit Committee Chairman shall report to the Board the recommendations and determinations of the Audit Committee, as well as the results of any Audit Committee reviews.
      10.     Minutes. The Audit Committee shall prepare minutes of all meeting of the Committee.

IV.	Amendment.
      The Audit Committee shall review this Charter on an annual basis and recommend any changes to the Board. This Charter may be amended by a vote of a majority of the Board.
Dated: June 6, 2003, as amended and approved as of October 1, 2004: further amended and approved as of April 4, 2005

APPENDIX C
PACIFIC SELECT FUND and PACIFIC FUNDS
NOMINATING COMMITTEE CHARTER

1.	COMMITTEE ORGANIZATION
      (a)     The Nominating Committee (the Committee), a committee established by the Board of Trustees (the “Board”) of the Pacific Select Fund and the Pacific Funds (the “Funds”), shall be comprised solely of the members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (independent trustees).
      (b)     The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least three members.
      (c)     The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.
      (d)     The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Pacific Life (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

2.	DUTIES AND RESPONSIBILITIES
      The Committee shall:
      (a)     Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of trustee skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.
      (b)     Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A of this Charter.
      (c)     Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.
      (d)     Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.
      (e)     Review shareholder recommendations for nominations to fill vacancies. Any such recommendations must be submitted in writing and addressed to the Committee Chairman at the Funds’ offices.
      (f)     Perform such other activities consistent with this charter as deemed appropriate by the Board or the Committee.

3.	AUTHORITY AND RESOURCES
      (a)     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things,

the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination.
      (b)     The Committee may obtain the advice and assistance of legal counsel, accountants, and other advisers as it deems necessary and appropriate.

4.	POLICIES AND PROCEDURES
      In meeting its responsibilities, the Committee shall:
      (a)     Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.
      (b)     Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.
      (c)     Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.
      Adopted: October 1, 2004
APPENDIX A TO THE NOMINATING COMMITTEE CHARTER
NOMINATING COMMITTEE POLICY
REGARDING SELECTION OF TRUSTEE NOMINEES
      When a vacancy on the Board exists or is anticipated, or when the Nominating Committee (Committee) deems it desirable to select a new or additional trustee, the Nominating Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation is submitted in writing and addressed to the Committee Chairman at the Funds’ offices. Any such recommendation must contain sufficient background information concerning the candidate to enable the

Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the Trust’s shareholders.
      The Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, the investment adviser of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.
      In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

(i) the candidate’s knowledge in matters relating to the mutual fund industry;

(ii) any experience possessed by the candidate as a director or senior officer of public companies;

(iii) the candidate’s educational background;

(iv) the candidate’s reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii) the candidate’s ability to qualify as an independent trustee for purposes of the Investment Company Act of 1940, as amended, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and

(viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
      Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

APPENDIX D
OUTSTANDING TRUST SHARES

Outstanding Shares as of
Fund	Record Date (10/14/05)*

PF Portfolio Optimization Model A	2,176,739.26
PF Portfolio Optimization Model B	5,342,107.77
PF Portfolio Optimization Model C	15,490,452.88
PF Portfolio Optimization Model D	14,312,464.27
PF Portfolio Optimization Model E	5,148,751.32
PF AIM Blue Chip	4,609,792.10
PF Goldman Sachs Short Duration Bond	4,330,586.50
PF Janus Growth LT	2,334,659.25
PF Lazard Mid-Cap Value	2,843,137.80
PF Lazard International Value	4,673,893.87
PF MFS International Large-Cap	3,468,604.12
PF NB Fasciano Small Equity	873,412.79
PF Oppenheimer Emerging Markets	901,444.76
PF Oppenheimer Main Street® Core	1,082,410.13
PF PIMCO Inflation Managed	5,306,982.45
PF PIMCO Managed Bond	5,635,738.93
PF Pacific Life Money Market	22,419,146.56
PF Salomon Brothers Large-Cap Value	5,239,486.94
PF Van Kampen Comstock	2,443,888.14
PF Van Kampen Mid-Cap Growth	4,056,429.63
PF Van Kampen Real Estate	1,702,459.07

*	Outstanding shares listed reflects all applicable classes of shares including classes A, B, C and R shares.
BENEFICIAL OWNERSHIP OF TRUST SHARES
      As of October 14, 2005, Pacific Life Insurance Company (Pacific Life), 700 Newport Center Drive, Newport Beach, CA 92660, held of record more than 25% of the outstanding shares of beneficial interest of the funds noted below, and therefore may be deemed to control those funds. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

		Total
		Outstanding
	Total Pacific	Shares as of	Pacific Life
Fund	Life Shares	10/14/05%

PF NB Fasciano Small Equity Fund	606,559	873,413	69.4%
PF Oppenheimer Main Street® Core Fund	750,001	1,082,410	69.3%
PF Oppenheimer Emerging Markets Fund	750,001	901,445	83.2%
      As of October 14, 2005, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), P.O. Box 2052, Jersey City, NJ 07303-9998 (“Pershing”), and unless otherwise noted, each shareholder’s address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.
PF Portfolio Optimization Model A
7.14% of Class A shares was held by David L. Newman and Tammy L. Newman.
6.09% of Class A shares was held by Pershing LLC.
5.92% of Class A shares was held by PF 529 Plan (AZ) College Savings Trust.
14.22% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
5.29% of Class B shares was held by Nick Kourkoutas and Kiki Kourkoutas.
6.66% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
100.00% of Class R shares was held by Pacific Life.
PF Portfolio Optimization Model B
9.31% of Class A shares was held by SAC Fox Gaming (Truman A. Carter and Kay Rhoads).
7.29% of Class A shares was held by PF 529 Plan (AZ) College Savings Trust.

9.47% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
7.24% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
100.00% of Class R shares was held by Pacific Life.
PF Portfolio Optimization Model C
5.56% of Class A shares was held by PF 529 Plan (AZ) College Savings Trust.
8.59% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
5.78% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
100.00% of Class R shares was held by Pacific Life.
PF Portfolio Optimization Model D
6.20% of Class A shares was held by PF 529 Plan (AZ) College Savings Trust.
9.77% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
5.24% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
100.00% of Class R shares was held by Pacific Life.
PF Portfolio Optimization Model E
10.89% of Class A shares was held by PF 529 Plan (AZ) College Savings Trust.
19.15% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
10.32% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
100.00% of Class R shares was held by Pacific Life.
PF AIM Blue Chip Fund
36.19% of Class A shares was held by PF Portfolio Optimization Model C.
33.95% of Class A shares was held by PF Portfolio Optimization Model D.
13.58% of Class A shares was held by PF Portfolio Optimization Model E.

9.65% of Class A shares was held by PF Portfolio Optimization Model B.
8.98% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
5.93% of Class B shares was held by LPL Financial Services.
5.86% of Class B shares was held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).
6.20% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
PF Goldman Sachs Short Duration Bond Fund
43.36% of Class A shares was held by PF Portfolio Optimization Model C.
22.32% of Class A shares was held by PF Portfolio Optimization Model B.
18.56% of Class A shares was held by PF Portfolio Optimization Model D.
14.89% of Class A shares was held by PF Portfolio Optimization Model A.
67.23% of Class B shares was held by Bear Stearns Securities Corp.
15.90% of Class B shares was held by Pershing LLC.
9.57% of Class B shares was held by PFPC Trust Co. (FBO Galvy Apollon).
6.41% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
49.83% of Class C shares was held by Pershing LLC.
11.32% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
PF Janus Growth LT Fund
31.29% of Class A shares was held by PF Portfolio Optimization Model D.
22.39% of Class A shares was held by Pacific Life Insurance Company.
20.03% of Class A shares was held by PF Portfolio Optimization Model C.
18.10% of Class A shares was held by PF Portfolio Optimization Model E.
11.71% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Joe J. Piscopo).
10.68% of Class B shares was held by Pershing LLC.

8.77% of Class B shares was held by LPL Financial Services.
6.47% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).
6.38% of Class B shares was held by PFPC Trust Co. (FBO Sharon R. Roschay).
6.08% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
13.64% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
6.15% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein).
PF Lazard International Value Fund
40.60% of Class A shares was held by PF Portfolio Optimization Model D.
32.45% of Class A shares was held by PF Portfolio Optimization Model C.
14.58% of Class A shares was held by PF Portfolio Optimization Model E.
8.27% of Class A shares was held by PF Portfolio Optimization Model B.
11.54% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Royce Hoskins and Kari Hoskins).
8.77% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
5.94% of Class B shares was held by National City (FBO Jerry D. Robertson).
5.15% of Class B shares was held by Pershing LLC.
5.95% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
5.74% of Class C shares was held by Elizabeth M. Slinde.
PF Lazard Mid-Cap Value Fund
41.72% of Class A shares was held by PF Portfolio Optimization Model D.
27.88% of Class A shares was held by PF Portfolio Optimization Model C.
22.71% of Class A shares was held by PF Portfolio Optimization Model E.
5.66% of Class A shares was held by PF Portfolio Optimization Model B.

52.60% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
39.92% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Royce Hoskins and Kari Hoskins).
5.98% of Class B shares was held by Jason T. Whitted.
32.41% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein and Rick C. Henry).
16.41% of Class C shares was held by Elizabeth M. Slinde.
10.76% of Class C shares was held by Pershing LLC.
8.64% of Class C shares was held by FISERV Securities.
5.44% of Class C shares was held by Constellation Trust Co. (FBO Roger Corey).
PF MFS International Large-Cap Fund
41.24% of Class A shares was held by PF Portfolio Optimization Model D.
29.38% of Class A shares was held by PF Portfolio Optimization Model C.
19.81% of Class A shares was held by PF Portfolio Optimization Model E.
6.29% of Class A shares was held by PF Portfolio Optimization Model B.
16.82% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
8.78% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
6.29% of Class B shares was held by Ray Fondran.
5.94% of Class B shares was held by Pershing LLC.
5.76% of Class B shares was held by PFPC Trust Co. (FBO Jennifer D. Phillip).
6.07% of Class C shares was held by Constellation Trust Co. (FBO Joseph Millstein and Rick C. Henry).
PF NB Fasciano Small Equity Fund (formerly Aggressive Growth)
77.07% of Class A shares was held by Pacific Life Insurance Company.
5.39% of Class A shares was held by PF Portfolio Optimization Model D.
17.69% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
7.33% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Phu L. Banh and Mary T. Banh).

5.31% of Class B shares was held by First Clearing LLC (FBO Mark T. Whitmire).
16.72% of Class C shares was held by Pershing LLC.
15.31% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Ryan J. Peterson, Blake E. Peterson, Jennifer L. Peterson, and Scott M. Peterson).
5.66% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).
PF Oppenheimer Main Street® Core Fund
69.29% of Class A shares was held by Pacific Life.
14.68% of Class A shares was held by PF Portfolio Optimization Model D.
9.33% of Class A shares was held by PF Portfolio Optimization Model C.
PF Oppenheimer Emerging Markets Fund
83.20% of Class A shares was held by Pacific Life.
7.79% of Class A shares was held by PF Portfolio Optimization Model D.
6.37% of Class A shares was held by PF Portfolio Optimization Model C.
PF Pacific Life Money Market Fund
27.24% of Class A shares was held by PF Portfolio Optimization Model B.
22.22% of Class A shares was held by PF Portfolio Optimization Model C.
18.87% of Class A shares was held by PF Portfolio Optimization Model A.
PF PIMCO Inflation Managed Fund
33.49% of Class A shares was held by PF Portfolio Optimization Model C.
21.00% of Class A shares was held by SAC Fox Nation Transportation.
15.78% of Class A shares was held by PF Portfolio Optimization Model D.
12.32% of Class A shares was held by PF Portfolio Optimization Model B.
5.04% of Class A shares was held by PF Portfolio Optimization Model A.
8.37% of Class B shares was held by RBC Dain Rauscher Inc (FBO Gregory Lewis).

6.72% of Class B shares was held by First Clearing Corp (FBO Dinesh Bhatia and Geeta Bhatia).
5.81% of Class C shares was held by PFPC Trust Co. (FBO Annabelle Whiting Hall IRA).
5.08% of Class C shares was held by NFS LLC (FBO Eddie B. Robinson Jr.).
PF PIMCO Managed Bond Fund
36.50% of Class A shares was held by PF Portfolio Optimization Model C.
22.90% of Class A shares was held by PF Portfolio Optimization Model D.
17.24% of Class A shares was held by PF Portfolio Optimization Model B.
8.51% of Class A shares was held by PF Portfolio Optimization Model A.
11.52% of Class B shares was held by PFPC Trust Co. (FBO Paul Regberg).
5.54% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Shela Elizabeth Harris and Dylan T. Harris).
5.42% of Class B shares was held by NFSC (FBO Leonard R. Herber).
5.14% of Class B shares was held by PFPC Trust Co. (FBO Kevin S. Loper).
5.04% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).
6.81% of Class C shares was held by PF 529 Plan College Savings Trust (FBO George A. Stanley).
6.81% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Hans H. Frankel).
6.81% of Class C shares was held by PF 529 Plan College Savings Trust (FBO Emma L. Frankel).
PF Salomon Brothers Large-Cap Value Fund
34.00% of Class A shares was held by PF Portfolio Optimization Model D.
11.34% of Class A shares was held by PF Portfolio Optimization Model E.
8.68% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.

5.27% of Class B shares was held by PFPC Trust Co. (FBO Barbara J. Skromme).
5.14% of Class B shares was held by PFPC Trust Co. (FBO Bradley D. Lucas).
5.08% of Class C shares was held by Pershing LLC.
PF Van Kampen Comstock Fund
27.01% of Class A shares was held by PF Portfolio Optimization Model D.
22.99% of Class A shares was held by PF Portfolio Optimization Model C.
22.34% of Class A shares was held by Pacific Life.
9.75% of Class A shares was held by PF Portfolio Optimization Model E.
7.65% of Class A shares was held by PF Portfolio Optimization Model B.
12.57% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).
8.32% of Class B shares was held by PF 529 Plan (AZ) College Savings Trust.
7.40% of Class B shares was held by Gilbert John Luctman and Barbara E. Luctman.
5.65% of Class B shares was held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).
5.34% of Class B shares was held by Pershing LLC.
7.11% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
6.65% of Class C shares was held by PFPC Trust Co. (FBO John K. Jones).
PF Van Kampen Mid-Cap Growth Fund
37.03% of Class A shares was held by PF Portfolio Optimization Model D.
32.31% of Class A shares was held by PF Portfolio Optimization Model C.
19.51% of Class A shares was held by PF Portfolio Optimization Model E.
5.44% of Class A shares was held by PF Portfolio Optimization Model B.
12.53% of Class B shares was held by Mary Joe Zehntner.
8.26% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

5.27% of Class C shares was held by Constellation Trust Co. (FBO Nicholas LaPlaca).
5.27% of Class C shares was held by Pershing LLC.
PF Van Kampen Real Estate Fund
33.20% of Class A shares was held by PF Portfolio Optimization Model D.
26.79% of Class A shares was held by PF Portfolio Optimization Model C.
23.69% of Class A shares was held by Pacific Life.
15.17% of Class A shares was held by PF Portfolio Optimization Model E.
24.54% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Josephine A. Ganci).
19.44% of Class B shares was held by Wayne R. Hardy.
14.86% of Class B shares was held by Pacific Life.
10.89% of Class B shares was held by Fowler and Associates Inc. (FBO Sue Fowler).
8.87% of Class B shares was held by Niro Excavating Plus Inc. (FBO Anthony B. Niro and Valerie Niro).
8.61% of Class B shares was held by PF 529 Plan College Savings Trust (FBO Stephen B. Antonioli and Nancy L. Antonioli).
6.40% of Class B shares was held by PFPC Trust Co. (FBO Barbara K. Yochem).
27.07% of Class C shares was held by PF 529 Plan (AZ) College Savings Trust.
23.95% of Class C shares was held by Pershing LLC.
22.82% of Class C shares was held by Pacific Life.
5.99% of Class C shares was held by Bonita M Sanders.
5.91% of Class C shares was held by Charles F Audette.

VOTING INSTRUCTION	PACIFIC FUNDS	VOTING INSTRUCTION
SPECIAL MEETING OF SHAREHOLDERS — DECEMBER 9, 2005

The undersigned owner (or beneficial owner of Pacific Funds 529 Plan — Montana) of shares of the Pacific Funds (the “Trust”), hereby instructs Pacific Life, on its behalf, to vote his or her shares of the Trust at the special meeting of shareholders (the “Meeting”) of the Trust to be held at 9:00 a.m., Pacific time, on December 9, 2005, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement for the Meeting, and in the discretion of Pacific Life upon such other matters as may properly come before the Meeting or any adjournment thereof. If no specification is made, the shares represented by this proxy will be voted for each proposal. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends a vote FOR all proposals.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

999 9999 9999 999
If voting by mail, please date and sign. All designated shareholders shown must sign hereon. If as an attorney, executor, Trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Shareholder

, 2005
Dated

FUNDS:
PF Portfolio Optimization Model A	PF Lazard International Value Fund
PF Portfolio Optimization Model B	PF MFS International Large-Cap Fund
PF Portfolio Optimization Model C	PF PIMCO Managed Bond Fund
PF Portfolio Optimization Model D	PF PIMCO Inflation Managed Fund
PF Portfolio Optimization Model E	PF Pacific Life Money Market Fund
PF AIM Blue Chip Fund	PF Salomon Brothers Large-Cap Value Fund
PF NB Fasciano Small Equity	PF Van Kampen Comstock Fund
PF Goldman Sachs Short Duration Bond Fund	PF Van Kampen Mid-Cap Growth Fund
PF Janus Growth LT Fund	PF Van Kampen Real Estate Fund
PF Lazard Mid-Cap Value Fund
VOTING OPTIONS
Read your proxy statement and have it at hand when voting

VOTE ON THE INTERNET Log on to: https://XXXXXXXXX.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-XXX-XXX-XXXX Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Voting Instruction and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting at 700 Newport Center Drive Newport Beach, CA on December 9, 2005

If you vote on the Internet or by telephone, you need not return this voting instruction.
If you vote in person, bring this voting instruction with you.
VOTING INSTRUCTIONS MUST BE RECEIVED BY 8:00 A.M. EASTERN TIME ON DECEMBER 9, 2005
Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided.
If votes are not marked, this Voting Instruction will be voted FOR the Proposals.

The Board of Trustees recommends a vote FOR all proposals.
PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

To vote FOR all Proposals mark this box. (No other vote is necessary.) ☐

1. To elect [four] nominees to the Trust’s Board of Trustees:		FOR ALL	WITHHOLD	FOR ALL EXCEPT:

01 G. Thomas Willis	03 Nooruddin S. Veerjee	☐	☐	☐
02 Frederick L. Blackmon	04 Gale K. Caruso

If you do not wish to vote for a particular nominee, write the nominee’s number on the line provided below.

2. To change the investment goal of the PF Janus Growth LT Fund to seek long-term growth of capital.

	FOR	AGAINST	ABSTAIN
PF Janus Growth LT Fund	☐	☐	☐

To transact such other business as may properly come before the shareholder meeting or any adjournment thereof.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY.